SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: June 7, 2005
                        (Date of earliest event reported)

                             HEALTH PARTNERSHIP INC.
             (Exact name of registrant as specified in its charter)

           Colorado                          000-28711                        84-136134
(State or other jurisdiction of        (Commission File No.)      (IRS Employer Identification No.)
        incorporation)


                       875 N. Michigan Avenue, Suite 3335
                                Chicago, IL 60611
                    (Address of Principal Executive Offices)

                                 (312) 640-2975
               (Registrant's telephone number including area code)

                                Mind2Market, Inc.
                                7609 Ralston Road
                                Arvada, CO 80002

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Effective June 7, 2005, Mr. James Clark resigned from his position as a member of our board of directors. Also, effective June 7, 2005, Mr. Wesley Whiting resigned from his position as a member of our board of directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 13, 2005

                                                     HEALTH PARTNERSHIP INC.
                                                    (f/k/a MIND2MARKET, INC.)

                                                     By:  /s/ Douglas Stukel
                                                          ----------------------
                                                     Its: President